UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2011

CENVEO, INC.

(Exact Name of Registrant as Specified in Charter)

Colorado	1-12551	84-1250533
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

One Canterbury Green, 201 Broad Street, Stamford, CT	06901
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (203) 595−3000

Not Applicable

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

This Form 8-K/A amends and restates in full the original Form 8-K filed on May 9, 2011 in order to disclose the Company’s decision in light of such vote as to how frequently the Company will include a shareholder vote on the compensation of executives in its proxy materials. None of the information contained in the original Form 8-K has been changed in substance or deleted.  The only additional information in Item 5.07 herein is the addition directly following the voting results for matter 4 below as follows:  “After consideration, and taking into account the shareholder vote on matter 4 above, the Board of Directors has agreed to have a non-binding advisory vote of the shareholders of the Company to approve the compensation of the named executive officers every year.”

Item 5.07.                      Submission of Matters to a Vote of Security Holders

On May 4, 2011, the Annual Meeting of Shareholders (the “Annual Meeting”) of Cenveo, Inc. (the “Company”) was held.  The matters submitted to the Company’s shareholders at the Annual Meeting and the final voting results thereof were as follows:

1.	On the matter of the proposal electing five directors to serve for terms indicated in the proxy statement relating to the Annual Meeting, the final vote was as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes

Robert G. Burton, Sr.	52,149,298	2,121,742	4,607,711
Gerald S. Armstrong	49,119,151	5,151,889	4,607,711
Leonard C. Green	51,966,030	2,305,010	4,607,711
Dr. Mark J. Griffin	51,963,910	2,307,130	4,607,711
Robert B. Obernier	51,966,172	2,304,868	4,607,711

2.	On the matter of the proposal ratifying the selection of Grant Thornton, LLP by our audit committee as our independent auditors for 2011, the final vote was as follows:

Votes For	Votes Against	Abstain

58,614,455	252,710	11,586

3.	On the matter of the non-binding, advisory resolution approving the 2010 compensation paid to the Company’s named executive officers, the final vote was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes

30,471,799	23,672,187	127,054	4,607,711

4.	On the matter of the frequency of future non-binding, advisory votes on executive compensation, the final vote was as follows:

Votes for One Year	Votes for Two Years	Votes for Three Years	Abstain	Broker Non-Votes

29,164,127	20,872,026	3,392,919	841,968	4,607,711

After consideration, and taking into account the shareholder vote on matter 4 above, the Board of Directors has agreed to have a non-binding advisory vote of the shareholders of the Company to approve the compensation of the named executive officers every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 24, 2011

CENVEO, INC.

By:         /s/ Mark S. Hiltwein
Mark S. Hiltwein
Executive Vice President,
Chief Financial Officer